Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES

PROPOSED PUBLIC OFFERING OF CLASS A COMMON STOCK

Omaha, Nebraska, May 27, 2020 – Boston Omaha Corporation (NASDAQ: BOMN) (“Boston Omaha” or the “Company”) today announced the launch of a proposed public offering of $50 million of its shares of Class A common stock. All of the shares will be offered by Boston Omaha. Boston Omaha also expects to grant the underwriters a 30-day option to purchase up to $7.5 million of additional shares of its Class A common stock.

Wells Fargo Securities and Cowen are acting as joint lead book-running managers for the proposed offering.

Boston Omaha is raising capital to fund the expansion of its recently acquired fiber-to-the-home broadband telecommunication business, to grow its Link billboard business through the acquisitions of additional billboard businesses, and for general corporate purposes. We have no current agreements, commitments or understandings for any specific acquisitions at this time.

A shelf registration statement on Form S-3 relating to the securities being sold in this offering was declared effective by the Securities and Exchange Commission (the “SEC”) on February 9, 2018. Before you invest, you should read the prospectus in the registration statement and related preliminary prospectus supplement that Boston Omaha will file with the SEC for more complete information about Boston Omaha and this offering. An electronic copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering will be available on the SEC website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may also be obtained, when available, by visiting the SEC website at www.sec.gov or from Well Fargo Securities, LLC, Attention: Equity Syndicate Department, 500 West 33rd Street, New York, New York 10001, toll-free at (800) 326-5897 or email a request to cmclientsupport@wellsfargo.com, or from Cowen and Company, LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY,11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com or by telephone at (833) 297-2926.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Boston Omaha, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with three majority owned businesses engaged in outdoor advertising, surety insurance and broadband telecommunications services. The Company also maintains minority investments in a bank, a national residential homebuilder and commercial real estate services businesses.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the SEC. Copies of our SEC filings are available on our website at www. bostonomaha.com. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Contacts:

Boston Omaha Corporation

Catherine Vaughan

617-875-8911

cathy@bostonomaha.com